Summary prospectus

US equity mutual fund

Delaware Ivy Accumulative Fund

Nasdaq ticker symbols
Class A	IATAX
Class C	IATCX
Class I	IATIX

October 30, 2023

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated October 30, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Accumulative Fund, a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Ivy Accumulative Fund seeks to provide capital growth and appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie ®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	C		I
Management fees	0.70%	0.70%		0.70%
Distribution and service (12b-1) fees	0.25%	1.00%		none
Other expenses	0.15%	0.48%		0.09%
Total annual fund operating expenses	1.10%	2.18%		0.79%
Fee waivers and expense reimbursements	none	(0.31%)	[2]	none
Total annual fund operating expenses after fee waivers and expense reimbursements	1.10%	1.87%		0.79%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.87% of the Fund’s average daily net assets from October 30, 2023 through October 29, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I
1 year	$681	$190	$290	$81
3 years	$905	$652	$652	$252
5 years	$1,146	$1,141	$1,141	$439
10 years	$1,838	$2,489	$2,489	$978

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of US companies that Delaware Management Company (Manager) believes have long-term capital appreciation potential and are expected to grow faster than the US economy.

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager’s opinion, the revenue, earnings, and/or cash flow of the company are likely to grow faster than the economy. The Fund will invest primarily in large- and medium-sized companies in any industry.

In selecting securities for the Fund, the Manager begins its investment process by screening companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Fund. The Manager seeks to invest for the Fund in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to

Summary prospectus
Delaware Ivy Accumulative Fund, a series of Ivy Funds

sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process. From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term.

The Fund typically holds a limited number of stocks (generally 35 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Fund may invest in real estate investment trusts (REITs).

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as technology) will decline because of changing expectations for the performance of that industry or sector.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

REIT-related risk — The risk that the value of a fund’s investments in a REIT may be adversely affected by (1) changes in the value of the REIT’s underlying property or the property secured by mortgages the REIT holds; (2) loss of REIT federal tax status (and the resulting inability to qualify for modified pass-through tax treatment under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”)) or changes in laws and/or rules related to that status; or (3) the REIT’s failure to maintain its exemption from registration under the Investment Company Act of 1940 (1940 Act). In addition, a fund may experience a decline in its income from REIT securities due to falling interest rates or decreasing dividend payments.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Summary prospectus
Delaware Ivy Accumulative Fund, a series of Ivy Funds

How has Delaware Ivy Accumulative Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

The returns presented below for the Fund prior to February 26, 2018 reflect the performance of the Waddell & Reed Advisors Accumulative Fund (the “Accumulative Predecessor Fund” or “Predecessor Fund”). The Fund has adopted the performance of the Predecessor Fund prior to February 26, 2018 as the result of a reorganization in which the Fund acquired all of the assets and liabilities of the Predecessor Fund (the “Reorganization”). As part of the Reorganization, Class Y shares of the Predecessor Fund were reorganized into Class I shares of the Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not commenced operations.

The chart and table below provide some indication of the risks of investing in the Predecessor Fund prior to February 26, 2018, and in the Fund beginning on February 26, 2018.

Calendar year-by-year total return (Class A)

As of September 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 20.45%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 28.06% for the quarter ended June 30, 2020, and its lowest quarterly return was -34.70% for the quarter ended June 30, 2022. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years
Class A return before taxes	-53.07%	-0.79%	6.00%
Class A return after taxes on distributions	-57.60%	-4.89%	1.92%
Class A return after taxes on distributions and sale of Fund shares	-27.96%	-0.28%	3.98%
Class C return before taxes	-50.84%	-0.55%	5.81%
Class I return before taxes	-49.99%	0.63%	6.88%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses or taxes)	-29.14%	10.96%	14.10%
Russell 3000® Growth Index (reflects no deduction for fees, expenses or taxes)	-28.97%	10.45%	13.75%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

* The Fund changed its primary broad-based securities index to the Russell 1000 Growth Index as of April 28, 2023. The Fund elected to use the new index because it more closely reflects the Fund’s current investment strategies.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Bradley M. Klapmeyer	Managing Director, Senior Portfolio Manager	December 2022
Bradley D. Angermeier	Managing Director, Senior Portfolio Manager	December 2022

Sub-Advisor

Macquarie Investment Management Global Limited (MIMGL)

Summary prospectus
Delaware Ivy Accumulative Fund, a series of Ivy Funds

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class I shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IVSUM-IATAX 10/23